SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)

September 30, 2002

STRUCTURED ASSET SECURITIES CORPORATION (as Depositor under the Trust Agreement, dated as of September 1, 2002, providing for the issuance of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2002-BC7)

         Structured Asset Securities Corporation

(Exact Name of Registrant as Specified in its Charter)

Delaware	333-92140	74-2440850
(State or Other Jurisdiction Of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

745 7th Avenue, 7th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code:  (212) 526-7000

                                                       None

(Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

The Registrant registered issuances of Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates Series 2002-BC7 on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, as amended (the "Act"), by a Registration Statement on Form S-3 (Registration File No. 333-92140) (the "Registration Statement").  Pursuant to the Registration Statement, the Registrant issued $824,081,000 aggregate principal amount of Class A1, Class A2, Class A3, Class A-IO, Class A-SIO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2 and Class B3 Certificates of its Amortizing Residential Collateral Trust Mortgage Pass-Through Certificates, Series 2002-BC7 on September 30, 2002.  This Current Report on Form 8-K is being filed to satisfy an undertaking, contained in the definitive Prospectus dated August 27, 2002, as supplemented by the Prospectus Supplement dated September 27, 2002 (the "Prospectus Supplement"), to file a copy of the Trust Agreement (as defined below) and other operative agreements executed in connection with the issuance of the Certificates, a form of which was filed as an exhibit to the Registration Statement.

The Certificates were issued pursuant to a Trust Agreement (the "Trust Agreement"), attached hereto as Exhibit 4.1, dated as of September 1, 2002, among Structured Asset Securities Corporation, as depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, Wells Fargo Bank Minnesota, National Association, as Securities Administrator and Bank One, National Association, as Trustee.  The "Certificates" consist of the following classes: Class A1, Class A2, Class A3, Class A-IO, Class A-SIO, Class M1, Class M2, Class M3, Class M4, Class M5, Class M6, Class B1, Class B2, Class B3, Class P, Class X and Class R.  The Certificates evidence all of the beneficial ownership interest in a trust fund (the "Trust Fund") that consists primarily of a pool of certain conventional, first and second lien, fixed and adjustable rate, fully amortizing and balloon, residential mortgage loans (the "Mortgage Loans") with an aggregate outstanding principal balance of $827,391,137 as of September 1, 2002, together with certain other assets.  Capitalized terms used herein and not otherwise defined shall have the meanings assigned to them in the Trust Agreement.

Item 7.  Financial Statements; Pro Forma Financial Information and Exhibits

(a)

Not applicable.

(b)

Not applicable.

(c)

Exhibits:

1.1

Terms Agreement, dated September 27, 2002, between Structured Asset Securities Corporation, as Depositor, and Lehman Brothers Inc., as Representative of the Underwriters.

4.1

Trust Agreement, dated as of September 1, 2002, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services Inc., as Master Servicer, The Murrayhill Company, as Credit Risk Manager, and Wells Fargo Bank Minnesota, National Association, as Securities Administrator and Bank One, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2002, between Lehman Brothers Holdings Inc., as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement, dated as of September 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Securitization Servicing Agreement, dated as of September 1, 2002, by and between Lehman Brothers Holdings Inc. and Lehman Brothers Bank, FSB, as Sellers, Aurora Loan Services Inc., as Master Servicer, and Ocwen Federal Bank FSB, as Servicer.

99.4

Servicing Agreement, dated as of September 1, 2002, among Lehman Brothers Bank, FSB, as Seller, Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.5

Subservicing Agreement, dated as of September 1, 2002, among Lehman Brothers Holdings Inc. and Lehman Brothers Bank, FSB, as Sellers, Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.6

Mortgage Guaranty Master Policy Number 12-670-4-2719 and Endorsements (the “Master Policy”) related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2002-BC7 issued by Mortgage Guaranty Insurance Corporation.

99.7

Mortgage Guaranty Commitment/Certificate supplementing the Master Policy listing each Mortgage Loan (by Loan Number, Current Balance, LTV and Coverage) covered by the Master Policy.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRUCTURED ASSET SECURITIES

    CORPORATION

By: /s/ Ellen V. Kiernan

      Name: Ellen V. Kiernan

      Title:   Vice President

Dated: September 30, 2002

EXHIBIT INDEX

Exhibit No.

Description

Page No.

1.1

Terms Agreement, dated September 27, 2002, between
Structured Asset Securities Corporation, as Depositor, and
Lehman Brothers Inc., as Representative of the Underwriters.

4.1

Trust Agreement, dated as of September 1, 2002, among Structured
Asset Securities Corporation, as Depositor, Aurora Loan Services Inc.,
as Master Servicer, The Murrayhill Company, as Credit Risk Manager,
and Wells Fargo Bank Minnesota, National Association, as Securities Administrator and Bank One, National Association, as Trustee.

99.1

Mortgage Loan Sale and Assignment Agreement, dated as of
September 1, 2002, between Lehman Brothers Holdings Inc.,
as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.2

Mortgage Loan Sale and Assignment Agreement, dated as of
September 1, 2002, between Lehman Brothers Bank, FSB, as Seller, and Structured Asset Securities Corporation, as Purchaser.

99.3

Securitization Servicing Agreement, dated as of September 1, 2002, by and between Lehman Brothers Holdings Inc. and Lehman Brothers
Bank, FSB, as Sellers, Aurora Loan Services Inc., as Master Servicer,
and Ocwen Federal Bank FSB, as Servicer.

99.4

Servicing Agreement, dated as of September 1, 2002, among Lehman Brothers Bank, FSB, as Sellers, and Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.5

Subservicing Agreement, dated as of September 1, 2002, among Lehman
Brothers Holdings Inc. and Lehman Brothers Bank, FSB, as Sellers, Aurora Loan Services Inc., as Master Servicer, and Option One Mortgage Corporation, as Servicer.

99.6

Mortgage Guaranty Master Policy Number 12-670-4-2719 and Endorsements (the “Master Policy”) related thereto to the Trustee in its capacity as Trustee of the Amortizing Residential Collateral Trust Series 2002-BC7 issued by Mortgage Guaranty Insurance Corporation.

99.7

Mortgage Guaranty Commitment/Certificate supplementing the Master Policy listing each Mortgage Loan (by Loan Number, Current Balance, LTV and Coverage) covered by the Master Policy.